UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7078 Shady Oak Road
 Eden Prairie, Minnesota, 55344
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (952) 820-2518

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	STKL	The Nasdaq Stock Market LLC
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

SunOpta Inc. (the "Company") held an Annual and Special Meeting of Shareholders on May 22, 2025 (the "Meeting").  The matters voted upon at the Meeting included: (1) the election of eight directors of the Company for the ensuing year; (2) the appointment of Ernst & Young LLP as the independent registered public accounting firm and auditor of the Company for the ensuing year and to authorize the Audit Committee of the Company to fix their remuneration; (3) a non-binding, advisory resolution to approve the compensation of the Company's named executive officers; (4) reconfirmation of the Company's amended and restated shareholder rights plan; and (5) approval of an amendment to the Company's employee stock purchase plan to eliminate the plan termination date.

Our scrutineer reported the vote of the shareholders as follows:

1. Election of Directors

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dr. Albert Bolles	82,685,241	8,532,839	25,596	14,408,068
Rebecca Fisher	89,408,153	1,775,223	60,300	14,408,068
Dean Hollis	84,099,050	7,117,994	26,632	14,408,068
Brian Kocher	90,279,515	942,356	21,805	14,408,068
David J. Lemmon	89,516,102	1,695,623	31,951	14,408,068
Diego Reynoso	86,684,860	4,401,656	157,160	14,408,068
Leslie Starr	89,022,318	2,195,058	26,300	14,408,068
Mahes S. Wickramasinghe	90,185,175	1,030,687	27,814	14,408,068

2.  Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,201,095	1,398,120	52,529	-

3.  Advisory Resolution Regarding the Compensation of the Company's Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,684,860	4,401,656	157,160	14,408,068

4.  Reconfirmation of the Company's Amended and Restated Shareholder Rights Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,037,483	2,132,205	73,988	14,408,068

5.  Approval of an Amendment to the Company's Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,174,977	933,267	75,432	14,408,068

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Chris McCullough

Chris McCullough
General Counsel and Corporate Secretary

Date	May 27, 2025